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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                          ----------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                August 31, 1998
                                 Date of Report
                       (Date of earliest event reported)



                           SMITH INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its charter)

           Delaware                                   1-8514                             95-3822631
(State or other jurisdiction of                    (Commission                        (I.R.S. Employer
 incorporation or organization)                    File Number)                      Identification No.)



                               16740 Hardy Street
                                 Houston, Texas
                    (Address of principal executive offices)

                                     77032
                                   (Zip Code)


                                 (281) 443-3370
              (Registrant's telephone number, including area code)


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
ITEM 2.          Acquisition or Disposition of Assets

                 On August 31, 1998, Smith International, Inc. (the "Company") acquired the remaining 36 percent interest in M-I L.L.C. ("M-I") not owned by the Company pursuant to a Purchase and Sale Agreement dated August 20, 1998 (the "Agreement"). The Agreement is by and between Halliburton Energy Services, Inc. ("Halliburton"), MIHC, Inc. (together with Halliburton, the "Sellers"), the Company, M-I Purchase Corp. ("MIPC"), Smith International Acquisition Corp. (together with the Company and MIPC, the "Purchasers") and M-I. Prior to the transaction, the Company owned a 64 percent interest in M-I which was acquired in February 1994. In connection with the acquisition, the Company issued a $265.0 million non-interest bearing Promissory Note to the Sellers which is payable 240 days after the Closing Date.

                 A copy of the press release announcing the closing of the acquisition is filed as Exhibit 99.1 and is hereby incorporated herein by reference.


Item 7.          Financial Statements and Exhibits

         (a)     Financial statements of businesses acquired.
                 The operating results of M-I have been consolidated and reflected as part of the Company's previously filed financial statements. Accordingly, separate financial statements of the acquired business are not required.


         (b)     Pro Forma financial information.
                 In accordance with Item 7(b)(2) of the Form 8-K requirements, the following Pro Forma information of the Company is attached as a part of this report:

                 Pro Forma Condensed Statement of Operations for the year ended December 31, 1997.
                 Pro Forma Condensed Statement of Operations for the six months ended June 30, 1998.
                 Pro Forma Condensed Balance Sheet as of June 30, 1998.
                 Notes to Pro Forma Condensed Financial Statements.


         (c)     Exhibits.

                 2.1 Purchase and Sale Agreement dated August 20, 1998 between Halliburton Energy Services, Inc., MIHC, Inc., Smith International, Inc., Smith International Acquisition Corp., M-I Purchase Corp. and M-I L.L.C.*

                 99.1     Press Release issued by Registrant dated August 31,
                          1998.*

                 99.2 Press Release issued by Registrant dated October 19, 1998 announcing its third quarter earnings for the 1998 fiscal year.



* Previously filed.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                         SMITH INTERNATIONAL, INC.




Dated: November 11, 1998              By:   /s/ NEAL S. SUTTON
       -----------------                 ---------------------------------------
                                         Neal S. Sutton,
                                         Senior Vice President - Administration,
                                         General Counsel and Secretary

                           SMITH INTERNATIONAL, INC.
                    PRO FORMA CONDENSED FINANCIAL STATEMENTS



         The following Pro Forma Condensed Balance Sheet as of June 30, 1998 and Pro Forma Condensed Statements of Operations for the year ended December 31, 1997 and for the six months ended June 30, 1998 have been prepared to give effect to the acquisition of the remaining 36 percent interest in M-I L.L.C. from Halliburton Company (the "Acquisition").

         The Pro Forma Condensed Statements of Operations are presented as if the transaction had occurred on January 1, 1997, whereas the Pro Forma Condensed Balance Sheet assumes the Acquisition occurred on June 30, 1998. The pro forma information is based upon the historical financial statements, giving effect to the Acquisition under the purchase method of accounting and the assumptions included in the accompanying Notes to Pro Forma Condensed Financial Statements.

         The Pro Forma Condensed Financial Statements are prepared in accordance with the Securities and Exchange Commission regulations and may not be indicative of the results which would have occurred or which may occur in the future. The pro forma adjustments are based upon available information and certain assumptions management believes are reasonable under the circumstances. The Pro Forma Condensed Financial Statements should be read in conjunction with the restated audited financial statements of the Company included in the filing on Form 8-K dated August 31, 1998. These financial statements have been restated to reflect the merger with Wilson Industries, Inc. which has been accounted for as a pooling of interests.

                           SMITH INTERNATIONAL, INC.
                  PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                          Year Ended December 31, 1997
                 (Dollars in thousands, except per share data)
                                  (Unaudited)



                                                        Smith           Pro Forma
                                                      Historical      Adjustments(1)        Pro Forma
                                                      ----------      --------------       -----------
Total revenues......................................  $2,167,952         $      -           $2,167,952

Costs and Expenses:
  Cost of sales.....................................   1,515,353                -            1,515,353
  Selling, General and Administrative...............     403,653            1,025 (a)          404,678
                                                      ----------         --------           ----------
      Total costs and expenses......................   1,919,006            1,025            1,920,031
                                                      ----------         --------           ----------

Income before interest and taxes....................     248,946           (1,025)             247,921
Interest, net.......................................      28,991           19,875 (b)           48,866
                                                      ----------         --------           ----------
Income before income taxes and minority interests...     219,955          (20,900)             199,055
Income tax provision................................      59,109           (7,315)(c)           62,532
                                                                           10,738 (d)
Minority interests..................................      39,517          (37,437)(e)            2,080
                                                      ----------         --------           ----------
Net income..........................................  $  121,329         $ 13,114           $  134,443
                                                      ==========         ========           ==========
Earnings per share:
  Basic.............................................  $     2.55                            $     2.83
                                                      ==========                            ==========
  Diluted...........................................  $     2.52                            $     2.80
                                                      ==========                            ==========
Weighted average shares outstanding:
  Basic.............................................      47,504                                47,504
  Diluted...........................................      48,083                                48,083


      See accompanying Notes to Pro Forma Condensed Financial Statements.

                           SMITH INTERNATIONAL, INC.
                  PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                         Six Months Ended June 30, 1998
                 (Dollars in thousands, except per share data)
                                  (Unaudited)



                                                        Smith           Pro Forma
                                                      Historical      Adjustments(1)        Pro Forma
                                                      ----------      --------------       -----------
Total revenues......................................  $1,136,682         $      -           $1,136,682

Costs and Expenses:
  Cost of sales.....................................     781,960                -              781,960
  Selling, General and Administrative...............     215,631              513 (a)          216,144
  Merger and Restructuring Costs....................      55,000                -               55,000
                                                      ----------         --------           ----------
      Total costs and expenses......................   1,052,591              513            1,053,104
                                                      ----------         --------           ----------

Income before interest and taxes....................      84,091             (513)              83,578
Interest, net.......................................      18,926            9,938 (b)           28,864
                                                      ----------         --------           ----------
Income before income taxes and minority interests...      65,165          (10,451)              54,714
Income tax provision................................      21,636           (3,658)(c)           23,007
                                                                            5,029 (d)
Minority interests..................................      17,444          (16,155)(e)            1,289
                                                      ----------         --------           ----------
Net income..........................................  $   26,085         $  4,333           $   30,418
                                                      ==========         ========           ==========
Earnings per share:
  Basic.............................................  $     0.55                            $     0.64
                                                      ==========                            ==========
  Diluted...........................................  $     0.54                            $     0.63
                                                      ==========                            ==========
Weighted average shares outstanding:
  Basic.............................................      47,683                                47,683
  Diluted...........................................      48,155                                48,155


      See accompanying Notes to Pro Forma Condensed Financial Statements.

                           SMITH INTERNATIONAL, INC.
                       PRO FORMA CONDENSED BALANCE SHEET
                              As of June 30, 1998
                                 (In thousands)
                                  (Unaudited)


                                                    As              Pro Forma
                                                 Restated        Adjustments(2)        Pro Forma
                                                ----------       --------------       -----------
Assets
Current Assets:
  Cash and cash equivalents..................   $   34,403          $       -          $   34,403
  Receivables, net...........................      500,354                  -             500,354
  Inventories, net...........................      519,048                  -             519,048
  Other current assets.......................       83,097                  -              83,097
                                                ----------          ---------          ----------
      Total current assets...................    1,136,902                  -           1,136,902
Property and equipment, net..................      354,246                  -             354,246
Goodwill.....................................      259,289             41,012 (a)         300,301
Other long-term assets.......................       94,911                  -              94,911
                                                ----------          ---------          ----------
Total assets.................................   $1,845,348          $  41,012          $1,886,360
                                                ==========          =========          ==========

Liabilities and Shareholders' Equity
Current liabilities:
  Current portion of long-term debt..........   $   87,313          $ 254,774 (b)      $  342,087
  Accounts payable...........................      190,915                  -             190,915
  Other current liabilities..................      218,662             20,000 (c)         238,662
                                                ----------          ---------          ----------
      Total current liabilities..............      496,890            274,774             771,664

Long-term debt...............................      435,327                  -             435,327

Minority interests...........................      242,983           (233,762)(d)           9,221

Other long-term liabilities..................       45,776                  -              45,776

Shareholders' equity:
  Common stock...............................       48,785                  -              48,785
  Paid-in capital............................      322,919                  -             322,919
  Retained earnings..........................      272,801                  -             272,801
  Cumulative translation adjustment..........      (12,431)                 -             (12,431)

  Treasury securities........................       (7,702)                 -              (7,702)
                                                ----------          ---------          ----------
      Total shareholders' equity.............      624,372                  -             624,372
                                                ----------          ---------          ----------
Total liabilities and shareholders' equity...   $1,845,348          $  41,012          $1,886,360
                                                ==========          =========          ==========



      See accompanying Notes to Pro Forma Condensed Financial Statements.

               NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS
                                  (UNAUDITED)



NOTE (1)  PRO FORMA ADJUSTMENTS TO THE CONDENSED STATEMENTS OF OPERATIONS

(a) To amortize goodwill recorded in connection with the Acquisition over the expected useful life of 40 years.

(b) To record interest expense calculated on the face value of the note payable assuming no principal reduction.

(c) To record the tax benefit associated with the pro forma adjustments using the U.S. federal statutory rate.

(d) To reflect the U.S. tax provision associated with the minority partner's share of U.S. partnership earnings previously recorded in the minority partner's financial statements.

(e) To eliminate the minority interest expense associated with the minority partner's ownership interest in M-I.


NOTE (2)  PRO FORMA ADJUSTMENTS TO THE CONDENSED BALANCE SHEET

(a) To record the purchase price in excess of the fair value of the minority partner's ownership interest in M-I as goodwill.

(b) To record the discounted value of the non-interest bearing note payable to the minority interest partner.

(c) To record the accrual of transaction and other acquisition-related costs incurred in connection with the Acquisition.

(d) To record the reduction of the minority partner's ownership interest in the net assets of M-I.

                                       INDEX TO EXHIBITS

               Exhibit
                 No.                           Description
                 ---                          --------------

                 2.1 Purchase and Sale Agreement dated August 20, 1998 between Halliburton Energy Services, Inc., MIHC, Inc., Smith International, Inc., Smith International Acquisition Corp., M-I Purchase Corp. and M-I L.L.C.*

                 99.1     Press Release issued by Registrant dated August 31,
                          1998.*

                 99.2 Press Release issued by Registrant dated October 19, 1998 announcing its third quarter earnings for the 1998 fiscal year.



* Previously filed.